UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019

KINDER MORGAN CANADA LIMITED

(Exact name of registrant as specified in its charter)

Alberta, Canada	000-55864	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Suite 2700, 300 — 5th Avenue S.W.

Calgary, Alberta T2P 5J2

(Address of principal executive offices, including zip code)

(403) 514-6780

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Restricted Voting Shares

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 1.01              Entry into a Material Definitive Agreement.

As previously disclosed, on August 20, 2019, Kinder Morgan Canada Limited (the “Company”) entered into an arrangement agreement (the “Arrangement Agreement”) with Pembina Pipeline Corporation (“Pembina”), pursuant to which Pembina has agreed, subject to the terms and conditions thereof, to acquire all of the issued and outstanding restricted voting shares of the Company and special voting shares of the Company, together with the associated class B limited partnership units of Kinder Morgan Canada Limited Partnership, all pursuant to an arrangement under the Business Corporations Act (Alberta).

On September 10, 2019, the Company and Pembina entered into an amended and restated arrangement agreement (the “Amended Agreement”) to include the Kinder Morgan Canada Limited Cumulative Redeemable Minimum Rate Reset Preferred Shares, Series 1 (the “Series 1 Preferred Shares”) and the Kinder Morgan Canada Limited Cumulative Redeemable Floating Rate Preferred Shares, Series 2 (the “Series 2 Preferred Shares” and, together with the Series 1 Preferred Shares, the “Preferred Shares”) in the arrangement transaction. If requisite approval by the holders of the Preferred Shares is obtained, upon closing of the transaction, each outstanding Preferred Share of a series will be exchanged for a preferred share of Pembina with the same commercial terms and conditions as that series of Preferred Shares. The inclusion of the Preferred Shares in the transaction is subject to approval by at least 66 2/3% of the votes cast by holders of Preferred Shares, voting together as a single class, present in person or represented by proxy at the special meeting of the holders of Preferred Shares to be held to approve the transaction.

Approval by the holders of Preferred Shares is not a condition to closing of the transaction. If holders of the Preferred Shares do not approve the inclusion of the Preferred Shares in the transaction but all other conditions to closing are satisfied or waived by the applicable party, the Preferred Shares will remain outstanding as preferred shares of the Company, which will be part of the Pembina group following completion of the transaction.  None of the other terms of the Arrangement Agreement or the recommendations of the Company’s special committee or its board of directors have changed from the descriptions included in the Current Report on Form 8-K filed on EDGAR on August 23, 2019.

The foregoing description of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement which is included as Exhibit 2.1 to this report and has been filed under the Company’s SEDAR profile at www.sedar.com and is available on the Company’s website at ir.kindermorgancanadalimited.com.

The Amended Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Pembina. The representations, warranties and covenants contained in the Amended Agreement were made only for purposes of the Amended Agreement as of the specific dates therein, were solely for the benefit of the parties to the Amended Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Amended Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Amended Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

Moreover, information concerning the subject matter of representations and warranties may change after the date of the Amended Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed transaction anticipates that the offer and sale of Pembina shares will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. Consequently, such shares will not be registered under the Securities Act or any state securities laws in the U.S.

In connection with the proposed transaction, the Company will file an information circular and proxy statement, as well as other materials. WE URGE INVESTORS TO READ THE INFORMATION CIRCULAR AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the information circular and proxy statement (when available) and other documents that will be filed by the Company with the United States Securities and Exchange Commission (the “SEC”)  at http://www.sec.gov, the SEC’s website, or from the Company’s website (www.kindermorgancanadalimited.com) under the tab, “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

The Company, Kinder Morgan, Inc. (“KMI”) and Pembina, and their respective directors and certain of their executive officers, may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Information regarding the Company’s officers and directors is included in the Company’s definitive proxy statement for its 2019 annual meeting filed with the SEC on April 18, 2019. Information regarding KMI’s officers and directors is included in KMI’s definitive proxy statement for its 2019 annual meeting filed with the SEC on March 29, 2019.  Information regarding Pembina’s officers and directors is included in the Management Information Circular for its 2019 annual meeting of common shareholders filed with the SEC as Exhibit 99.1 to Form 6-K on March 29, 2019. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the information circular and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report includes “forward-looking information” and “forward-looking statements” within the meaning of applicable securities laws (“forward-looking statements”).  Generally the words “expects,” “believes,” “anticipates,” “plans,” “will,” “shall,” “estimates,” “contemplates,” and similar expressions identify forward looking statements, which are generally not historical in nature. Forward-looking statements in this news release include statements, express or implied, concerning, without limitation: the proposed transaction, including the different outcomes based on the result of the approval vote of the Company’s preferred shareholders and the proxy statement of the Company.  Forward-looking statements are not guarantees of performance. They involve significant risks, uncertainties and assumptions. Any financial outlook or other forward-looking statements provided in this report have been included for the purpose of providing information relating to management’s current expectations and plans for the future, are based on a number of significant assumptions and may not be appropriate, and should not be used, for any other purpose. Future actions, conditions or events may differ materially from those expressed in forward-looking statements. Many of the factors that will determine the successful closing of the sale of the Company and the timing thereof are beyond the ability of the Company to control or predict. As noted above, the forward-looking statements in this report are based on a number of material assumptions. Among other things, specific factors that could cause actual results to differ from those indicated in the forward-looking statements provided in this report include, without limitation: the ability of the parties to receive, in a timely manner, the necessary regulatory, court, securityholder, stock exchange and other third-party approvals; and the ability of the parties to satisfy, in a timely manner, the other conditions to closing of the transactions, including the concurrent closing of the sale of the U.S.-regulated Cochin pipeline system by KMI to Pembina.

The foregoing list should not be construed to be exhaustive. In addition to the foregoing, important additional information respecting the material assumptions, expectations and risks applicable to the forward-looking statements included in this report are set out in the Company’s Annual Report on Form 10-K filed with the SEC on February 19, 2019 under the headings “Information Regarding Forward-Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in the Company’s subsequent reports, each available under the Company’s profile on SEDAR at www.sedar.com and filed with the SEC and available at www.sec.gov.  Shareholders and prospective investors are urged to review and carefully consider such information prior to making any investment decision in respect of the Company’s securities. The risk factors applicable to the Company could cause actual results to vary materially from those contained in any forward-looking statements  The forward-looking statements included in this report are made as of the date of this report and the Company disclaims any obligation, other than as required by applicable law, to update the forward-looking statements included in this report.

Item 8.01                                           Other Events.

On September 10, 2019, the Company issued a press release announcing its entrance into the Amended Agreement.  The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

2.1	Amended and Restated Arrangement Agreement, dated as of September 10, 2019, by and among Kinder Morgan Canada Limited and Pembina Pipeline Corporation.

99.1	Press Release, dated September 10, 2019.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN CANADA LIMITED

Dated: September 11, 2019	By:	/s/ Dax A. Sanders
Dax A. Sanders
Chief Financial Officer